Exhibit 99.1

QXO Reports Second Quarter 2024 Results
GREENWICH, Conn. — August 14, 2024 — QXO, Inc. (Nasdaq: QXO) today announced its second quarter results for the three and six months ended June 30, 2024.
Financial Highlights for the Three Months Ended June 30, 2024, Compared with the Three Months Ended June 30, 2023:
•Total revenue was $14.54 million, compared with $13.26 million.
•Software product revenue was $3.78 million, compared with $3.30 million.
•Service and other revenue was $10.76 million, compared with $9.96 million.
•Net loss was ($591,000) or ($9.93) loss per basic and diluted share, compared with net income of $344,000 or $0.52 earnings per basic and diluted share.
•Adjusted EBITDA, a non-GAAP measure, was ($1.21) million, compared with $705,000.
•As of June 30, 2024, the company had approximately $971 million in cash on hand. In July 2024, the company completed two previously announced private placements, increasing its cash position to approximately $5.0 billion.
Financial Highlights for the Six Months Ended June 30, 2024, Compared with the Six Months Ended June 30, 2023:
•Total revenue was $28.98 million, compared with $26.39 million.
•Software product revenue was $7.26 million, compared with $6.62 million.
•Service and other revenue was $21.72 million, compared with $19.77 million.
•Net loss was ($452,000) or ($9.72) loss per basic and diluted share, compared with net income of $621,000 or $0.95 earnings per basic and diluted share.
•Adjusted EBITDA, a non-GAAP measure, was ($708,000), compared with $1.37 million.
The year-over-year declines in three- and six-month 2024 Adjusted EBITDA were due to higher employee-related costs in the second quarter, reflecting the introduction of a new senior management team to execute the company’s expansive growth plan.
Brad Jacobs, chairman and chief executive officer of QXO, said, “I’m pleased that we’ve achieved three significant milestones in less than 10 weeks since launching QXO. We have an accomplished senior management team and board of directors in place, and approximately $5 billion of cash to execute our strategy, following two private placements. These are all cornerstones of our plan to become a tech-forward leader in building products distribution through accretive acquisitions and organic growth.”
For more details on QXO’s three- and six-month results, refer to the company’s Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), accessible at www.sec.gov.

About QXO
QXO provides technology solutions, primarily to clients in the manufacturing, distribution and service sectors. The company provides consulting and professional services, including specialized programming, training and technical support, and develops proprietary software. As a value-added reseller of business application software, QXO offers solutions for accounting, financial reporting, enterprise resource planning, warehouse management systems, customer relationship management,business intelligence and other applications. QXO plans to become a tech-forward leader in the $800 billion building products distribution industry. The company is targeting tens of billions of dollars of annual revenue in the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.
Non-GAAP Financial Measures
As required by the rules of the SEC, we provide reconciliations of the non-GAAP financial measures contained in this press release to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this press release.
QXO’s non-GAAP financial measures in this press release include Adjusted EBITDA.
We believe that the above adjusted financial measure facilitates analysis of our ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, QXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying business. Other companies may calculate this non-GAAP financial measure differently, and therefore our measure may not be comparable to similarly titled measures of other companies. This non-GAAP financial measure should only be used as a supplemental measure of our operating performance.
Adjusted EBITDA includes adjustments for share-based compensation, transaction, and severance costs as set forth in the attached reconciliation. Transaction adjustments are generally incremental costs that result from an actual or planned acquisition or divestiture and may include transaction costs, consulting fees, retention awards, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems. Management uses this non-GAAP financial measure in making financial, operating and planning decisions and evaluating QXO’s ongoing performance.
We believe that Adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses.
Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income (loss), and our other GAAP results.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about beliefs, expectations, targets and goals are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:
•risks associated with potential significant volatility and fluctuations in the market price of the company’s common stock;

•risks associated with raising additional equity or debt capital from public or private markets to pursue the company’s business plan, including potentially one or more additional private placements of common stock, and the effects that raising such capital may have on the company and its business, including the risk of substantial dilution or that the company’s common stock may experience a substantial decline in trading price;
•the possibility that additional future financings may not be available to the company on acceptable terms or at all;
•the possibility that an active, liquid trading market for the company’s common stock may not develop or, if developed, may not be sustained;
•the possibility that the company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the company and the holders of common stock of the company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the company and the common stock of the company;
•uncertainties regarding the company’s focus, strategic plans and other management actions;
•the risk that the company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the company’s business, financial condition and results of operations;
•the possibility that the concentration of ownership by Mr. Jacobs may have the effect of delaying or preventing a change in control of the company and might affect the market price of shares of the common stock of the company;
•the risk that Mr. Jacobs’ past performance may not be representative of future results;
•the risk that the company is unable to attract and retain world-class talent;
•the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the company’s business prospects, financial condition, results of operations or the price of the company’s common stock;
•risks that the company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the company and its value or the trading prices of its securities;
•risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the company and its business partners, and the loss of confidential information and other business disruptions;
•the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the company’s existing stockholders;

•the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;
•the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;
•risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the company’s business and financial performance;
•uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
•other factors, including those set forth in the company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q.

You should not rely on forward-looking statements as predictions of future events, and you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of factors. We have based the forward-looking statements contained in this document primarily on our current assumptions, expectations and projections about future events and trends that we believe may affect our business, financial condition, and results of operations. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this document. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.
Forward-looking statements herein speak only as of the date each statement is made. The company undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.
Media Contact:
Joe Checkler
joe.checkler@qxo.com
203-609-9650
Investor Contact:
Mark Manduca
mark.manduca@qxo.com
203-321-3889

QXO, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2024	December 31, 2023
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$971,284	$6,143
Accounts receivable, net	3,015	2,969
Prepaid expenses and other current assets	5,539	2,684
Total current assets	979,838	11,796
Property and equipment, net	511	503
Operating lease right-of-use assets	380	522
Intangible assets, net	4,486	4,919
Goodwill	1,140	1,140
Deferred tax assets	1,614	1,444
Other non-current assets	216	171
Total assets	$988,185	$20,495
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,194	$4,563
Accrued expenses	5,397	2,681
Deferred revenue	3,113	3,161
Long-term debt - current portion	784	702
Finance lease obligations - current portion	141	154
Operating lease liabilities - current portion	217	263
Total current liabilities	15,846	11,524
Long-term debt net of current portion	693	994
Finance lease obligations net of current portion	247	247
Operating lease liabilities net of current portion	164	259
Total liabilities	16,950	13,024
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0,001 par value; authorized 10,000,000 shares, 1,000,000 and 0 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	498,684	-
Common stock, $0.00001 par value; authorized 2,000,000,000 shares, 664,284 and 664,448 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively	-	-
Additional paid-in capital	474,951	9,419
Accumulated deficit	(2,400)	(1,948)
Total stockholders’ equity	971,235	7,471
Total liabilities and stockholders’ equity	$988,185	$20,495

QXO, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenue:
Software product, net	$3,776	$3,298	$7,256	$6,620
Service and other, net	10,764	9,959	21,719	19,765
Total revenue, net	14,540	13,257	28,975	26,385
Cost of revenue
Product	2,369	2,027	4,568	3,960
Service and other	6,376	6,045	12,955	11,883
Total cost of revenue	8,745	8,072	17,523	15,843
Operating expenses:
Selling, general and administrative expenses	9,835	4,525	15,024	9,305
Depreciation and amortization expenses	261	204	501	411
Total operating expenses	10,096	4,729	15,525	9,716
(Loss) income from operations	(4,301)	456	(4,073)	826
Other income (expense), net:
Interest income (expense), net	3,470	(17)	3,450	(35)
Total other income (expense)	3,470	(17)	3,450	(35)
(Loss) income before taxes	(831)	439	(623)	791
(Benefit) provision for income taxes	(240)	95	(171)	170
Net (loss) income	$(591)	$344	$(452)	$621
(Loss) earnings per common share - basic and fully diluted	$(9.93)	$0.52	$(9.72)	$0.95
Weighted average shares outstanding:
Basic	664	657	664	657
Diluted	664	657	664	657

QXO, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(452)	$621
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Deferred income taxes	(171)	220
Depreciation	142	178
Amortization of intangibles	432	324
Non-cash lease expense	140	188
Provision for expected losses	25	(68)
Share-based compensation	-	41
Changes in assets and liabilities:
Accounts receivable	(71)	73
Prepaid expenses and other current assets	(2,855)	(611)
Other assets	(144)	-
Accounts payable	1,631	(452)
Accrued expenses	829	(257)
Deferred revenue	(48)	(393)
Operating lease liabilities	(141)	(188)
Net cash used in operating activities	(683)	(324)
Cash flows from investing activities:
Purchase of property and equipment	(62)	(24)
Net cash used in investing activities	(62)	(24)
Cash flows from financing activities:
Payment of long-term debt	(219)	(422)
Proceeds from issuance of preferred stock and warrants, net of offering costs	983,650	-
Payment of common-stock dividend	(17,400)	-
Cash payment for fractional shares	(45)	-
Payment of finance lease obligations	(100)	(109)
Net cash provided by (used in) financing activities	965,886	(531)
Net increase (decrease) in cash	965,141	(879)
Cash, beginning of period	6,143	8,009
Cash, end of period	$971,284	$7,130
Cash paid during period for:
Interest	$23	$58
Income taxes	$-	$23

QXO, INC. AND SUBSIDIARIES
RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA
(in thousands)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Net (loss) income	$(591)	$344	$(452)	$621
Add (deduct):
Depreciation and amortization	303	249	574	502
Share-based compensation	-	-	-	41
Interest (income) expense	(3,470)	17	(3,450)	35
(Benefit) provision for income taxes	(240)	95	(171)	170
Transaction costs	23	-	23	-
Severance costs	2,768	-	2,768	-
Adjusted EBITDA	$(1,207)	$705	$(708)	$1,369